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                                                                 EXHIBIT 10.23


 RECORDING REQUESTED BY AND                           LOAN NO. 30381
 WHEN RECORDED RETURN TO:
 Alston & Bird LLP
 1201 West Peachtree Street
 Atlanta, Georgia  30309-3424
 Attn:  Albert E. Bender, Jr.
      ________________________________________________________________________
      ________________________________________________________________________

                          MORTGAGE AND SECURITY AGREEMENT

                        PAPER WAREHOUSE, INC., as Mortgagor,

                                    in favor of

                       FORTIS INSURANCE COMPANY, as Mortgagee

                           Dated:  As of April 8, 1999

    Location:  7630 Excelsior Blvd., St. Louis Park, Hennepin County, Minnesota

     THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS. FROM THE DATE OF ITS RECORDING, THIS INSTRUMENT SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING PART OF THE PREMISES (AS MORE PARTICULARLY DESCRIBED IN THE GRANTING CLAUSE OF THIS INSTRUMENT) WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL ESTATE DESCRIBED HEREIN. THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED IN PARAGRAPH 16 OF ARTICLE I HEREOF AND THE GRANTING CLAUSES HEREOF, IN COMPLIANCE WITH THE REQUIREMENTS OF THE UNIFORM COMMERCIAL CODE, AS ENACTED IN THE STATE OF MINNESOTA, AND A CARBON OR PHOTOGRAPHIC REPRODUCTION OF THIS INSTRUMENT MAY BE FILED AS A FINANCING STATEMENT TO PERFECT A SECURITY INTEREST IN THE PROPERTY DESCRIBED HEREIN IN WHICH A SECURITY INTEREST MAY BE CREATED UNDER THE UCC.


      ________________________________________________________________________
      ________________________________________________________________________

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                          MORTGAGE AND SECURITY AGREEMENT


     THIS MORTGAGE AND SECURITY AGREEMENT (this "Instrument") is made as of April ____, 1999, from PAPER WAREHOUSE, INC., a Minnesota corporation (the "Borrower"), as Mortgagor, having an office and place of business located at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426-4504, to FORTIS INSURANCE COMPANY, a Wisconsin corporation (the "Lender"), having a mailing address of 501 West Michigan, Milwaukee, Wisconsin 53201-3050, as Mortgagee.

                                W I T N E S S E T H:

     WHEREAS, Borrower is the owner of a fee estate in the premises described in EXHIBIT A attached hereto and made a part hereof (the "Premises");

     NOW THEREFORE, to secure the payment in full of an indebtedness in the principal sum of One Million One Hundred Thousand and No/100 Dollars ($1,100,000.00), lawful money of the United States of America, to be paid with interest (said indebtedness, interest, late charges, prepayment premiums and all other sums which may or shall become due hereunder being hereinafter collectively referred to as the "Debt") according to a certain mortgage note dated the date hereof given by Borrower to Lender (the "Note"), which Note is due and payable on or before May 1, 2009, and any renewals, extensions, modifications or replacements of the Note, Borrower has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, set-over, transferred, warranted, pledged, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, warrant, pledge, enfeoff, convey, set over, transfer, confirm and assign unto Lender, WITH POWER OF SALE pursuant to this Instrument and applicable law all right, title and interest of Borrower now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

            (a)     the Premises;

            (b) all buildings and other structures and improvements now or hereafter located on the Premises (the "Improvements");

            (c) all of the estate, right, title, claim or demand of any nature whatsoever of Borrower, either in law or in equity, in possession or expectancy, in and to the Premises and Improvements or any part thereof;

            (d) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances, revision or revisions, remainder or remainders of any nature whatsoever, in any way belonging, relating or pertaining to the Premises (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

            (e) all machinery, apparatus, equipment, fittings, fixtures and other tangible property used in connection only with the ownership, maintenance and operation of the physical plant of the Premises and Improvements (and not in connection with the business operations of Borrower within the Improvements and the Premises) and all additions thereto and renewals and replacements thereof, and all substitutions therefor now owned or hereafter acquired by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon or in, or attached to, any portion of the Premises and Improvements, or appurtenances thereto, and all building equipment, building materials and supplies used in connection only with the ownership, maintenance and operation of the physical plant of the Premises and Improvements (and not in connection with the business operations of Borrower within the Improvements and the Premises) owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and Improvements (collectively, the "Building Equipment") (and, without limitation, Building Equipment excludes all of Borrower's inventory, office furnishings, equipment, motor vehicles, machinery, furniture, fittings, parts, supplies, tools, dies, tooling and other items of personal property used in connection with the business operations of Borrower within the Improvements and the Premises and not as part of the ownership, maintenance and operation of the physical plant of the Premises and Improvements, and Building Equipment excludes fixtures, equipment, machinery or other property of tenants under any lease of or rental agreement for space in the Premises and Improvements), including the interest of Borrower in all of the aforesaid which are subject to lease agreements or other service contracts (but excluding the interest of the lessor or owner of such items), and including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a sale of any of the foregoing, and the right, title and interest of Borrower in and to any of the Building Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Premises and Improvements are located; the "Uniform Commercial Code"), superior in lien to the lien of this Instrument and all proceeds and products of any of the above, and all accounts, chattel paper, documents, equipment, fixtures, farm products, consumer goods and general intangibles but only to the extent constituting proceeds acquired with cash proceeds of any of the property described hereinabove, all of which are hereby declared and shall be deemed to be fixtures and accessions to, and a part of, the Premises and Improvements as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Instrument;

            (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Premises, Improvements and Building Equipment, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), for a change in grade or for any other injury to or decrease in the value of the Premises and Improvements and the reasonable attorneys' fees, costs and disbursements incurred by Lender in connection with the collection of such award or payment;

            (g) the interest of the owner of the Mortgaged Property in and to all leases and other agreements affecting the use or occupancy of the Premises and Improvements or any part thereof now or hereafter entered into (including any such agreements entered into after filing by or against Borrower of a petition for relief under 11 U.S.C Section 101 ET SEQ. (the "Bankruptcy Code"), as the same may be amended from time to time) (the "Leases") and absolutely and presently the right to receive and apply the income, rents, issues, cash collateral, revenues, royalties, benefits and profits of the Premises and Improvements from time to time accruing, including, without limitation, all payments under Leases or tenancies, proceeds of insurance, additional rents, lease termination fees, tenant security deposits and escrow funds paid or accruing before or after the filing by or against Borrower of a petition for relief under the Bankruptcy Code (the "Rents") to the payment of the Debt; reserving only the right, power and authority given to Borrower as a licensor to collect and apply the same prior to the occurrence of an Event of Default hereunder and so long as the same are not subjected to garnishment, levy, attachment or lien;

            (h) all proceeds of any insurance policies covering the Premises and Improvements (whether or not such policies are specifically required hereunder and/or the requirement for such policies had been theretofore waived or deferred by Lender), including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises and Improvements, and any unearned premiums on any insurance policies covering the Premises and Improvements to the extent such policies are specifically required hereunder;

            (i) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Premises and Improvements and to commence any action or proceeding to protect the interest of Lender in the Premises and Improvements; and

            (j) all refunds, rebates or credits in connection with the reduction of Taxes (hereinafter defined) as a result of tax certiorari or any applications or proceedings for deduction; and

            (k) all and singular the rights, members and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Premises and Improvements hereinabove mentioned or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower.

     TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto Lender, and the successors and assigns of Lender, forever IN FEE SIMPLE, and Borrower covenants and warrants that Borrower is lawfully seized of the Mortgaged Property and has good right to convey the same, and that the same are unencumbered except for those matters set forth on EXHIBIT B attached hereto and incorporated herein by this reference (the "Permitted Title Exceptions"), and that Borrower will warrant and forever defend the title thereto against the claims of all persons whomsoever, except as to the Permitted Title Exceptions.

     PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Instrument and shall well and truly perform all other obligations as set forth herein and each carveout and condition hereof and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.

     AND Borrower covenants and agrees with and represents and warrants to Lender as follows:


                           ARTICLE I - GENERAL PROVISIONS

     1.1. PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided for its payment in the Note and in this Instrument.

     1.2. WARRANTY OF TITLE; OTHER REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to, and covenants with, Lender that:

     (a) Borrower has good title to the Premises, the Improvements, the Building Equipment and the balance of the Mortgaged Property, except for the title exceptions shown in the title insurance policy insuring the lien of this Instrument.

     (b) (i) Borrower is now, and after giving effect to this Instrument, will be in a solvent condition, (ii) there has been no material adverse change in the financial condition of Borrower, any guarantor (if any) of the Debt or the performance by Borrower of any of the terms of this Instrument (a "Guarantor") or any Responsible Party (if any) (as defined in the Note) since the date of Borrower's application for the loan secured hereby, (iii) Borrower is not in default under any note, loan or security agreement to which it is a party, (iv) the execution and delivery of this Instrument by Borrower does not constitute a "fraudulent conveyance" within the meaning of the Bankruptcy Code as now constituted or under any other applicable statute, (v) no bankruptcy or insolvency proceedings are pending or contemplated by or against Borrower, and
(vi) there are no existing, threatened
or pending actions or proceedings affecting any portion of the Mortgaged Property except for possible negligence actions or proceedings which are fully covered by insurance.

     (c)    Borrower (and the undersigned representative of Borrower, if any)
(i) has full power, authority and legal right to execute this Instrument, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Instrument on Borrower's part to be performed, (ii) is duly organized, validly existing and in good standing under the laws of its state of organization, (iii) is duly qualified to transact business and in good standing in the State where the Mortgaged Property is located, and (iv) has all necessary approvals, government and otherwise, and full power and authority to own the Mortgaged Property and carry on its business as now conducted or proposed to be conducted.

     1.3.   INSURANCE.

            (a) Borrower will keep the Improvements and the Building Equipment insured with:

            (i) "all risks" extended coverage against loss or damage by fire, vandalism, malicious mischief and such other hazards as Lender shall from time to time require, in amounts approved by Lender, which amounts shall in no event be less than 100% of the full replacement cost of the Improvements and the Building Equipment (without deduction for physical depreciation and exclusive of excavations, footings and foundations, landscaping and paving), with an agreed amount endorsement and replacement cost endorsement and shall be sufficient to meet all applicable co-insurance requirements;

            (ii) boiler, machinery and sprinkler leakage insurance covering physical damage to the Improvements and Building Equipment and any other major components of any central HVAC system and such other equipment as Lender may require (without exclusion for explosion);

            (iii) annual business interruption in an amount not less than $500,000.00;

            (iv) comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injury coverage;

            (v) ordinance or law coverage to compensate for the cost of development and increased cost of construction if any portion of the Improvements are non-conforming under applicable law, including broad form property damage, blanket contractual and personal injury coverage; and

            (vi) such other forms of insurance coverage with respect to the Premises and Improvements as Lender shall from time to time require in amounts approved by Lender, which requirement shall not be made if such requirement is not commercially reasonable to protect Lender's interests in the Premises and the Improvements.

During any period of construction, renovation or restoration of the Improvements, Borrower shall maintain "all builder's risk" insurance, in a form acceptable to Lender. If the Premises are improved, and any portion thereof is located in the then applicable 100 year flood plain or in a Federally designated "special flood hazard area", in addition to the other policies of insurance required under this paragraph and/or any other policies of insurance obtained by Borrower, whether or not required hereunder, including, without limitation, any insurance Borrower elects to obtain notwithstanding a prior waiver or deferral of such requirement by Lender (the "Policies"), a flood insurance policy acceptable in all respects to Borrower shall be delivered by Borrower to Lender. If no portion of the Premises is located in the then applicable 100 year flood plain or in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to Lender from a licensed surveyor, appraiser or professional engineer or other qualified person satisfactory to Lender in accordance with applicable regulations.

            (b) Borrower shall at all times comply with and shall cause the Improvements and Building Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies. All Policies shall be issued by insurers having a minimum policy holders rating of "A" and a financial class of VII or better per the latest rating publication of Property and Casualty Insurers by A.M. Best Company, Inc. and who are lawfully doing business in the State in which the Premises and Improvements are located and are otherwise acceptable in all respects to Lender. All Policies shall, with respect to the Premises and the Improvements, contain the standard Lender non-contribution clause endorsement or its equivalent and, with respect to the Building Equipment, contain a lender's loss payable clause endorsement or an equivalent endorsement. All Policies shall name Lender as the person to which all payments made by the insurer thereunder shall be paid, naming Lender as an additional insured on required liability policies and otherwise in form and substance satisfactory in all respects to Lender. Borrower hereby assigns the proceeds of the Policies to Lender and directs and hereby authorizes each insurance company to make payment for loss directly to Lender, as its interest may appear. All Policies shall provide that the coverages evidenced thereby shall not be terminated or materially modified without thirty (30) days prior written notice to Lender. Blanket insurance policies shall not be acceptable for the purposes of this paragraph unless otherwise approved to the contrary by Lender, and if approved, shall contain a statement of values. Borrower shall pay the premiums for the Policies as the same become due and payable. At the request of Lender, Borrower will deliver the Policies to Lender, or copies thereof certified by the insurer. Not later than ten (10) days prior to the expiration date of each of the Policies, Borrower will deliver to

Lender a renewal policy or certificates of renewal marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to Lender, provided, however, that so long as there is then no Event of Default and no written or oral notice from Borrower's insurance company that Borrower has failed to pay such premiums in full, Borrower shall not be required to evidence Borrower's monthly installments of insurance required in connection with each annual policy of insurance. If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Premises and Improvements, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Instrument in accordance with Section 2.7 hereof.

            (c) (i) If the Premises and Improvements shall be damaged or destroyed, in whole or in part, by fire, or other casualty Borrower shall give prompt notice thereof to Lender. Lender shall make the amount of all insurance proceeds received by Lender (aa) of less than $25,000.00 received in any consecutive six (6) month period immediately available to Borrower if no Event of Default then exists under this Instrument or the other Loan Documents and
(bb) of any greater amount pursuant to the provisions of this Instrument as a result of such damage or destruction after deduction of its reasonable costs and expenses, if any, in collecting the same (the "Net Proceeds") available for the repair and restoration of the Improvements, provided that:

            (aa) no Event of Default shall exist under the Note or this Instrument at the time of the casualty or any requested disbursement hereunder;

            (bb) Borrower shall proceed with the repair and restoration of the Improvements as nearly as possible to the condition the Improvements were in immediately prior to such fire or other casualty promptly after the insurance claims are settled;

            (cc) no lease demising more than twenty five percent (25%) of the net rentable area of the Improvements (a "Key Lease") has been terminated by reason of such casualty;

            (dd) the loan to value ratio of the restored Improvements as estimated in Lender's sole discretion, or at Borrower's request, as determined by a third party MAI appraiser acceptable to Lender, does not exceed the loan to value ratio as of the date hereof;

            (ee) the Net Proceeds, together with additional funds provided by Borrower if necessary, are sufficient to reconstruct or restore the Improvements according to plans and specifications approved by Lender or its Inspecting

     Engineer (as hereinafter defined), which approval shall not be unreasonably withheld or delayed if such plans and specifications substantially conform to the plans for the existing Improvements and which plans and specifications shall comply with local building codes and all other applicable laws, ordinances, rules and regulations, and

            (ff) Lender has determined that all approved restoration work can be completed not later than one hundred eighty (180) days prior to the maturity of the Note or by such earlier date as may be required under the Leases or pursuant to applicable law.

            (ii) Upon satisfaction of each of the provisions of subsection 1.3(c), the Net Proceeds will be disbursed by Lender to Borrower to pay for the costs of repair and restoration of the Improvements in the manner hereinafter set forth. The Net Proceeds shall be held by Lender in escrow until expended in connection with the repair and restoration of the Improvements, it being agreed that any Net Proceeds so held by Lender may be commingled with the general funds of Lender, shall not bear interest, and shall constitute additional security for the payment of the Debt. The Net Proceeds shall be paid by Lender to, or as directed by, Borrower from time to time during the course of the repair and restoration, upon receipt of evidence satisfactory to Lender that:

            (aa) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested payment) in connection with the repair and restoration have been paid for in full;

            (bb) there exists no notice of intention, mechanics or other liens and encumbrances on the Premises and Improvements arising out of the repair and restoration (except routine filings by contractors which are customarily required in the ordinary course of business in order to protect, in advance, any rights of the contractor to payment, and which do not relate to any failure to pay such contractor or dispute with such contractor, and provided that such contractor is to be paid out of the remaining budget for the completion of the repair and restoration and that sufficient funds remain in the budget for such restoration), and

            (cc) the balance of the Net Proceeds plus the balance of any deficiency deposits made by Borrower pursuant to the provisions of this paragraph hereinafter set forth shall be sufficient to pay in full the balance of the cost of the repair and restoration.

The repair and restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable laws, rules and regulations, and all plans and specifications required in connection with the repair and restoration shall be subject to review and approval in all respects by an independent inspecting engineer selected by Lender (the "Inspecting Engineer"). All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the repair and restoration, including, without limitation, an administrative fee of $500 for each advance, counsel fees, travel fees and the Inspecting Engineer's fees incurred by Lender, shall be paid by Borrower. In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred for work in place as part of the repair and restoration, as certified by the Inspecting Engineer, MINUS 10% of such costs (the "Retainage"). Lender shall not be obligated to make disbursements of the Net Proceeds more than once every thirty (30) days. The Retainage shall not be released until the Inspecting Engineer certifies that the repair and restoration have been completed in accordance with the provisions of
Section 1.3, and Lender receives evidence satisfactory to Lender that the costs of the repair and restoration have been paid in full or will be paid in full out of the Retainage, and thereafter the Retainage shall be released for payment in full of such costs. If at any time the Net Proceeds, or the undisbursed balance thereof, shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration, Borrower shall deposit the deficiency with Lender before any further disbursement of the Net Proceeds shall be made, which deficiency deposit may be commingled with the general funds of Lender, shall not bear interest and shall be disbursed for costs actually incurred in connection with the repair and restoration on the same conditions applicable to the Net Proceeds. Any such deficiency deposit until disbursed pursuant to this paragraph shall constitute additional security for the payment of the Debt.

            (d) All insurance proceeds received by Lender and not required to be disbursed for the repair and restoration pursuant to the provisions of this Section 1.3 may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such priority and proportions as Lender in its discretion shall deem proper (without payment of the Prepayment Premium) or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate. If Lender shall receive and retain such insurance proceeds, the lien of this Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

     1.4.   PAYMENT OF TAXES, ETC.

            (a) Borrower shall pay all real and personal property taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied, imposed or assessed against the Premises and Improvements (collectively, the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof, and, in the absence of such timely payment, Lender in its sole discretion, may, but shall not be obligated to, pay same (all such payments to be secured hereby in accordance with Section 2.7 hereof), and Borrower shall reimburse Lender upon demand for such expenditures. Borrower shall deliver to

Lender, within thirty (30) days of payment, receipts bills, canceled checks and other evidence satisfactory to Lender evidencing the payment of real property taxes and assessments (excluding those paid by Lender), and upon written request of Lender shall evidence payment of all other Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

            (b) After prior notice to Lender, in the case of any material item, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default then exists under the Note or this Instrument, (ii) Borrower is permitted to do so under the provisions of any mortgage or deed of trust superior in lien to the Mortgage and under the provisions of the any ground lease encumbered hereby, if any, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Mortgaged Property, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Mortgaged Property is subject and shall not constitute a default thereunder, (v) neither the Mortgaged Property nor any part thereof or interest therein will in the opinion of Lender be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have set aside adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, and (vii) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the timely payment of any such Taxes, together with all interest and penalties thereon.

     1.5    ESCROW FUND.

            (a) Borrower will pay to Lender on the first day of each calendar month one-twelfth of an amount (the "Escrow Fund") which would be sufficient to pay, on the first day of the month preceding the month in which they become due, the Taxes and the premiums on all Policies (the "Premiums") payable, or estimated by Lender to be payable, during the ensuing twelve (12) months. Lender will apply the Escrow Fund to the payment of Taxes and the Premiums which are required to be paid by Borrower pursuant to the provisions of this Instrument. If the amount of the Escrow Fund shall exceed the amount of the Taxes and the Premiums payable by Borrower pursuant to the provisions of this Instrument, Lender shall, in its discretion, (i) return any excess to Borrower, or (ii) credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Premises and Improvements. If the Escrow Fund is not sufficient to pay the Taxes and/or the Premiums, as the same become payable, Borrower shall pay to Lender, upon request, an amount which Lender shall estimate as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of Lender, shall constitute additional security for the Debt and shall not bear interest. The collection of such deposits by Lender shall not relieve Borrower of any of the obligations of Borrower under any provision of this Instrument. Provided
(i) there are sufficient amounts in the Escrow not less than thirty (30) days in advance of the due date of such payment,
(ii) no Event of Default exists under this Instrument and (iii) Lender is not otherwise constrained or prohibited from making such payment, Lender shall pay the Taxes and Premiums as they become due by their respective due dates; further, if such conditions apply and should Lender fail to make such payment on or before the delinquency date of such payment, then Lender shall be responsible for the payment of any interest and penalties arising on account of such failure from and after such date, provided that in the event Borrower receives written notice of such failure to pay, then the liability of Lender for such interest and penalties shall terminate ten (10) days after Borrower receives such notice unless Borrower notifies Lender in writing within such ten (10) day period of such failure to pay.

            (b) To the extent permitted by applicable law, if a Default occurs under any of the provisions of this Instrument, Lender shall have the right to apply the balance of any funds deposited with it, or its designee, accumulated to pay Taxes and Premiums, either as a credit against the Debt or to the payment of any other charges payable hereunder.

     1.6. CONDEMNATION. Borrower shall promptly provide notice to Lender of the actual or threatened commencement of any condemnation or eminent domain proceedings and shall deliver to Lender copies of any and all pleadings and papers served in connection with such proceedings. Lender may at its option participate in such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and this Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender to the discharge of the Debt. Lender may apply the entire amount of any such award or payment to the discharge of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper. If Lender receives and retains such award or payment and applies it to the Debt, the lien of this Instrument shall be affected only by a reduction of the amount of said lien by the amount of such award or payment so received and retained by Lender. Borrower shall at its expense file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Lender. Borrower hereby irrevocably authorizes and empowers Lender, in the name of Borrower or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall, upon demand of Lender, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lender, free and clear of any encumbrances of any kind or nature whatsoever. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less, and Borrower shall pay over to Lender said award or payment as, if and when Borrower receives same, to the extent of any deficiency found to be due upon such sale, with interest thereon, whether or not a deficiency judgment on this Instrument shall have been sought or recovered or denied, and of the attorneys' fees, costs and disbursements incurred by Lender in connection with the collection of such award or payment. Lender shall not be limited to the interest paid on the award by the condemning authority and shall be entitled to reserve interest on the amount at the Interest Rate (as defined in the Note).

     1.7.   LEASES AND RENTS.

            (a) Borrower absolutely and irrevocably assigns to Lender the Rents, and Borrower grants to Lender the right to enter upon and to take possession of the Premises and Improvements for the purpose of collecting the same and to let the Premises and Improvements, or any part thereof, and to apply the Rents after payment of all necessary charges and expenses on account to the Debt, reserving only to Borrower the conditional right, as a licensee, to collect, use and enjoy the Rents until an Event of Default shall occur hereunder and be continuing. In exercising such conditional right, Borrower shall be entitled to collect and receive such Rent and agrees to use such Rents in payment of principal and interest becoming due under the Note and in payment of Taxes and Premiums becoming due hereunder, but such right of Borrower may be revoked by Lender upon the occurrence and during the continuance of an Event of Default under the terms of the Note or this Instrument and thereafter Lender may let the Premises and Improvements or any part thereof and may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Lender, in its discretion, shall deem proper, or toward the operation, maintenance and repair of the Premises and Improvements, and irrespective of whether Lender shall have commenced a foreclosure of this Instrument or shall have applied or arranged for the appointment of a receiver. Lender shall not be obligated to give to Borrower prior notice of such revocation of the right to let and collect the Rents.

            (b) In addition to the rights which Lender may have herein, if an Event of any Default occurs under this Instrument and is continuing, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents for application to the amounts outstanding under the Note, the fair and reasonable rental value for the use and occupation of such part of the Premises and Improvements as may be in actual possession of Borrower for application to the amounts outstanding under the Note. Upon default in any such payment, Borrower will vacate and surrender possession of the Premises and Improvements to Lender, or to such receiver, and, in default thereof, Borrower may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Lender any of the obligations of the lessor under the Leases, any duty to produce rents from the Premises and Improvements and shall not cause Lender to be a "mortgage-in-possession" for any purpose. Lender further agrees that it shall, upon request, execute, acknowledge and deliver to Lender such further and additional assignments and other instruments as shall be reasonably required for the purpose of assigning the Rents.

     (c)    Borrower shall not, without the prior written consent of Lender,
(i) accept prepayments or installments of the Rents for a period of more than 1 month in advance; (ii) further assign the whole or any part of the Rents; or
(iii) enter into new Leases, modify, cancel, terminate or accept any surrender under any existing Leases. Borrower shall (aa) fulfill or perform each and every provision of the Leases on the part of the Borrower to be observed or performed, (bb) promptly send to Lender copies of all notices of default which Borrower shall give or receive under the Leases and (cc) enforce the performance or observance of the provisions thereof by the tenant thereunder. Notwithstanding the foregoing, provided no Event of Default then exists under this Instrument or any of the other Loan Documents, the prior written consent of Lender shall not be required in connection with making of non-residential Leases which (i) provide for a term of five (5) years or less (including options) at a market rental rate for comparable properties in the Mortgaged Property area (as determined by the Lender or the Lender's loan correspondent); (ii) have been negotiated at arms length; (iii) demise not more than ten percent (10%) in the aggregate of the Improvements; and (iv) do not contain material modifications from a standard form of Lease previously approved by the Lender, if any. If the Mortgaged Property includes residential apartments, the prior consent of the Lender shall not be required in connection with the making, modification or termination of Leases in the ordinary course of business and in the exercise of the Borrower's prudent business judgment.

     1.8.   BOOKS AND RECORDS.

            (a) Borrower will keep and maintain or will cause to be kept and maintained in accordance with Generally Accepted Accounting Principles, consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of the Mortgaged Property. Lender shall have the right from time to time at all times during normal business hours to examine such books, records and accounts in connection with the operation of the Mortgaged Property at the office of Borrower or such other person maintaining such books, records and accounts and to make copies or extracts thereof as Lender shall desire.

            (b) Borrower will furnish Lender within ninety (90) days after each fiscal year end of Borrower with:

               (i) a complete executed copy of an annual financial statement prepared in accordance with Generally Accepted Accounting Principles certified by Borrower, containing a balance sheet, income statements, cash flow statements, operating statements in the same form and scope as the financial statements of the Borrower provided to Lender in connection with the Loan and shall otherwise be in form and substance satisfactory to Lender, which statement shall include the operation of the Mortgaged Property;

               (ii) a complete and detailed leasing status and rent roll report with respect to the Improvements, which leasing report shall also include, by way of illustration only, a list of current tenants, space occupied, base rent, additional rent, lease concessions, commencement and expiration dates and leasing commission obligations and shall otherwise be in form and substance satisfactory in all respects to Lender

(said items in clauses (i) and (ii) being referred to as the "Reports"). If Borrower fails to provide any Report within thirty (30) days of a written request by Lender, Borrower shall pay Lender $5,000 for such Report not timely delivered.

            (c) Borrower shall furnish to Lender, within ten (10) days after request, such further detailed financial and other information (including, but not limited to, financial statements) as may be reasonably requested by Lender with respect to the Mortgaged Property and Borrower, any Guarantor (if any) or Responsible Party (if any) or any affiliate of, or entity controlled by, Borrower, any Guarantor (if any) or Responsible Party (if any) as of a date not earlier than that specified by Lender in such request.

     1.9.   TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.

            (a) No part of the Mortgaged Property nor any interest in Borrower shall be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed (a "Transfer") if such Transfer results in any person or group acting in concert acquiring beneficial ownership of securities of the Borrower representing more than 20% of the combined voting power of all securities of the Borrower entitled to vote and such percentage is greater than the aggregate percentage of such voting power then held by Yale Dolginow, Brent Schlosser and their immediate families, designated beneficiaries and any trust established for the benefit thereof by either of them, nor shall the Mortgaged Property or any portion thereof be converted to or operated as a condominium or cooperative form of ownership without the prior written consent of Lender in each instance, and which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lender. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Lender has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made. For illustration purposes only, a Transfer shall be deemed to include: an installment sales contract or agreement whereby Borrower agrees to sell the Mortgaged Property or any part thereof in installments and/or an agreement by Borrower for leasing of all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant.

            (b) Notwithstanding the foregoing provisions of Section 1.9(a), and in addition to any Transfers not prohibited by this Section and except if Borrower is comprised of any individual persons, beneficial interests in Borrower can be transferred for estate planning purposes to family members of the holder of such beneficial interests without the prior written consent of Lender, provided (i) no Event of Default then exists under this Instrument or the Loan Documents and (ii) Lender receives true, accurate and complete copies of the documents accomplishing such transfer within seven (7) days of such transfer. In no event shall any such Transfer affect in any respect whatsoever the liability of any of the Responsible Parties (if any) with respect to the Loan.

     1.10. MAINTENANCE OF THE MORTGAGED PROPERTY; COMPLIANCE WITH LAWS, REGULATIONS, COVENANTS AND EASEMENTS.

            (a) Borrower shall cause the Mortgaged Property to be maintained in good condition and repair and, to the extent of any renovations that are made by Borrower, the same shall be made in compliance with the requirements of all governmental authorities having jurisdiction over the Mortgaged Property. Borrower will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Building Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Building Equipment), without the prior written consent of Lender, including, but not limited to, any alteration changing the configuration or number of parking spaces comprising a part of the Mortgaged Property. Without limiting the rights of Borrower to obtain insurance proceeds as and to the extent set forth in Paragraph 1.3(c) of this Instrument and subject Lender's compliance therewith, Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises.

            (b) Borrower represents and warrants to Lender that the Mortgaged Property is currently in compliance with, and Borrower shall in the future promptly comply with, all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof, including specifically, but not limited to, provisions of the Americans with Disabilities Act. Borrower shall comply with the requirements of all, and shall not modify, amend or terminate any, easements and restrictive covenants which from time to time affect the whole or any portion of the Mortgaged Property or the use thereof. Borrower shall also comply with the requirements of, and to the extent reasonably within Borrower's control, maintain, preserve, enforce and renew, all rights of way, easements, grants, privileges, licenses, franchises and restrictive covenants which from time to time benefit or pertain to the whole or any portion of the Mortgaged Property, and Borrower shall not modify, amend or terminate, or surrender any of its rights under, any of such rights of way, easements, grants, privileges, licenses, franchises or restrictive covenants. Borrower will not, without obtaining the prior written consent of Lender, initiate, join in or consent to any new private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

            (c) In the event Borrower retains a professional manager for the Mortgaged Property, the management agreement is hereby assigned to Lender and the rights of the manager thereunder shall be subordinated to the lien of this Instrument and such manager shall consent to such subordination and assignment upon request from Lender. If any change of management or termination or modification of any management contract occurs without Lender's prior written approval, it shall constitute a Default hereunder. So long as no Event of Default exists under this Instrument, Lender approves Borrower as manager of the Mortgaged Property and no written management contract shall be required during the term of such party's management.

     1.11.  ENVIRONMENTAL PROVISIONS.

            (a) For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product, (ii) the term "Environmental Requirements" shall collectively mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions and having appropriate jurisdiction over Hazardous Materials or Hazardous Materials activities; and (iv) the term "Environmental Assessments" shall mean the PEER Environmental, Inc. Phase I Environmental Assessment provided by Borrower to Lender in connection with this Loan.

            (b) Except as set forth in the Environmental Assessments, Borrower hereby represents and warrants to Lender that to the best of Borrower's knowledge after diligent inquiry (i) no Hazardous Material is currently located at, on, in, under or about the Mortgaged Property in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind under any Environmental Requirement, (ii) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Mortgaged Property onto or into any other property or from any other property onto or into the Mortgaged Property has occurred or is occurring in violation of any Environmental Requirement, (iii) no written or oral notice of violation, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement, and (iv) the Mortgaged Property and the operation thereof are in material compliance with all Environmental Requirements.

            (c) Borrower shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all material respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on Borrower, Lender or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. Borrower shall notify Lender promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Lender copies of any notices received by Borrower relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against Lender, Borrower or the Mortgaged Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Mortgaged Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Borrower shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Lender, take, at Borrower's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Borrower shall commence such necessary action within such thirty (30) day perod and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements.

            (d) If Borrower fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in Section 1.11(c) above, Lender may, in its sole and absolute discretion, make advances or payments toward the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Lender (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will within 30 days of the demand, become due and payable from Borrower and shall bear interest at the Default Rate (as hereinafter defined) from the date any such sums are so advanced or paid by Lender until the date any such sums are repaid by Borrower to

Lender. Borrower will execute and deliver, promptly upon request, such instruments as Lender may deem useful or necessary to permit Lender to take any such action, and such additional notes and mortgages, as Lender may require to secure all sums so advanced or paid by Lender. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Borrower or for which Borrower is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then Borrower will, within thirty (30) days from the date that Borrower is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by Lender if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien), either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is reasonably satisfactory in all respects to Lender and is sufficient to effect a complete discharge of such lien on the Mortgaged Property.

            (e) Lender may, at its option, at intervals of not less than one year, or more frequently if Lender reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm Borrower's compliance with the provisions of this paragraph, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit. If such audit discloses that a violation of an Environmental Requirement exists, Borrower shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by Lender.

            (f) If this Instrument is foreclosed, or if the Mortgaged Property is sold pursuant to the provisions of this Instrument, or if Borrower tenders a deed or assignment in lieu of foreclosure or sale, Borrower shall deliver the Mortgaged Property to the purchaser at foreclosure or sale or to Lender, its nominee, or wholly-owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements. Borrower will defend, indemnify, and hold harmless Lender, its employees, agents, officers, and directors (collectively, "Indemnitee"), from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) which we asserted against or incurred by Indemnitee and which are arising out of, or in any way related to, (i) any breach by Borrower of any of the provisions of this
Section 1.11, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, or (v) any violation of any Environmental Requirement or any policy or requirement of Lender hereunder. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Note, this Instrument or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Instrument, constitute the personal recourse undertakings, obligations and liabilities of Borrower.

            (g) The aforesaid indemnification shall not be applicable to any claim, demand, penalty, cause of action, fine, liability, settlement, damage, cost or other expense of any type whatsoever occasioned, arising and caused solely and directly as the result of the gross negligence or willful misconduct of Lender, its nominee or wholly-owned subsidiary or their respective employees or agents.

            (h) Provided no claims concerning the indemnification set forth herein are then pending, all obligations and liabilities of Borrower under this
Section 1.11 shall cease and terminate on the fifth (5th) anniversary of the date of payment to Lender in cash of the entire Debt, PROVIDED that contemporaneously with or subsequent to the payment to Lender in cash of the entire Debt Borrower, at its sole cost and expense, delivers to Lender an environmental audit of the Mortgaged Property in form and substance, and prepared by a qualified environmental consultant, satisfactory in all respects to Lender and indicating that the Mortgaged Property is in material compliance with all applicable Environmental Requirements, AND PROVIDED FURTHER, HOWEVER, that Borrower shall continue to be obligated to indemnify Lender and to hold Lender harmless from and against any penalty, fine, liability, damage, cost or other expense incurred by Lender and to which the aforesaid indemnification pertains to the extent the same arises out of any claim, penalty, fine liability or damage which is asserted or cause of action suit which is commenced prior to, or which otherwise relates back to the period before fifth (5th) anniversary of the date of payment to Lender in cash of the entire Debt. Except as hereinabove specifically provided to the contrary in this Section 1.11, the obligations and liabilities of Borrower under this Section 1.11 shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of this Instrument, sale of the Mortgaged Property pursuant to the provisions of this Instrument or acceptance by Lender, its nominee or wholly-owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

     1.12. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     1.13. OTHER SECURITY FOR THE DEBT. Borrower shall observe and perform all of the terms, covenants and provisions contained in the Note and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Instrument or the loan evidenced and secured thereby or hereby, including, but not limited to, that certain Assignment of Leases and Rents dated of even date herewith from Borrower to Lender (the "Loan Documents").

     1.14. RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times, subject to the rights of tenants of the Mortgaged Property (all of which leases shall permit inspection of the demised premises thereunder), provided, however, that if Lender has not delivered written notice of such intent to inspect at least 24 hours in advance of such inspection, then Borrower may require that any such inspection be limited to any areas of the Mortgaged Property which are open to access to the public.

     1.15.  SECURITY AGREEMENT.

            (a) This Instrument constitutes both a real property mortgage and a "security agreement," within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Mortgaged Property. Borrower by executing and delivering this Instrument has granted to Lender, as security for the Debt, a security interest in the Building Equipment and hereby pledges to Lender any and all monies now or hereafter held by Lender as additional security for the Debt until expended or applied as provided in this Instrument. If a Default occurs under the Note, this Instrument or the Loan Documents, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Building Equipment or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Building Equipment. Upon request or demand of Lender, Borrower shall at its expense assemble the Building Equipment and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Building Equipment and in enforcing its rights hereunder with respect to the Building Equipment. Any notice of sale, disposition or other intended action by Lender with respect to the Building Equipment sent to Borrower in accordance with the provisions of this Instrument at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Borrower, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Borrower within five (5) days after receipt by Borrower of such notice. The proceeds of any sale or disposition of the Building Equipment, or any part thereof, may be applied by Lender to the payment of the Debt in such order, priority and proportions as Lender in its discretion shall deem proper.

            (b) Borrower warrants that (i) Borrower's (that is, "Debtor's") name, identity or corporate structure and residence or principal place of business are as set forth in Section 1.15(c) hereof; (ii) Borrower (that is, "Debtor") has been using or operating under said name, identity or corporate structure without change for the time period set forth in Section 1.15(c) hereof; and (iii) the location of the collateral is upon the Real Property. Borrower covenants and agrees that Borrower will furnish Lender with notice of any change in the matters addressed by clauses (i) or (iii) of this
Section 1.15(b) within thirty (30) days of the effective date of any such change and Borrower will promptly execute any financing statements or other instruments deemed necessary by Lender to prevent any filed financing statement from becoming misleading or losing its perfected status.

            (c) The information contained in this Section 1.15(c) is provided in order that this Instrument shall, to the extent permitted by applicable law, comply with the requirements of the Uniform Commercial Code, as enacted in the State of Minnesota, for instruments to be filed as financing statements. The name of the "Debtor" and, as provided to Borrower by Lender, the name of the "Secured Party," the identity or corporate structure and residence or principal place of business of "Debtor," and the time period for which "Debtor" has been using or operating under said name and identity or corporate structure without change, are as set forth in Schedule 1 of EXHIBIT C attached hereto and by this reference made a part hereof; as provided to Borrower by Lender, the name of the mailing address of the "Secured Party" from which information concerning the security interest may be obtained, and the mailing address of "Debtor," are as set forth in Schedule 2 of said EXHIBIT C attached hereto; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove.

                         ARTICLE II - DEFAULTS AND REMEDIES

     2.1. DEFAULT. The term "Event of Default", wherever used in this Instrument, shall mean any one or more of the following events, without regard to any grace period or notice and cure period provided or referenced below with respect to any such events, and the term "Default", wherever used in this Instrument, shall mean any one or more of the following events, after expiration of any applicable grace period or notice and cure period provided or referenced below with respect to any such events. The Debt shall become immediately due and payable at the option of Lender upon the occurrence of any one or more of the following events, whether such occurrence shall be voluntary, involuntary, by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any rule or regulation of any administrative or governmental body:

            (a) if any portion of the Debt is not paid within ten (10) days of the due date or if the Debt is not paid in full on maturity;

            (b) if Borrower shall fail to pay when due any installment of any assessment against the Premises and Improvements for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Mortgaged Property, as such payment due date may be extended by Borrower's contest thereof in accordance with Paragraph 1.4(b);

            (c) if any Federal tax lien is filed against Borrower, any Guarantor (if any) or Responsible Party (if any) or the Mortgaged Property and the same is not discharged of record within thirty (30) days after the same is filed;

            (d) except as expressly permitted under the Loan Documents, if without the consent of Lender (which consent in any and all circumstances may be withheld in the sole and absolute discretion of Lender), any part of the Mortgaged Property or any interest of any nature whatsoever therein or any interest of any nature whatsoever in Borrower (whether partnership, stock, equity, beneficial, profit, loss or otherwise) is in any manner, by operation of law or otherwise, whether directly or indirectly, further encumbered, sold, transferred, assigned or conveyed, and irrespective of whether any such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason or operation of law or is otherwise made, or if any portion of the Mortgaged Property is operated as or converted to a condominium or cooperative ownership regime without the prior written consent of Lender;

            (e) if Borrower shall fail to comply with any requirement or order or notice of violation of law or ordinance issued by any Governmental Authority within three (3) months from the issuance thereof, or the time period set forth therein, whichever is less;

            (f) if the Policies are not assigned to Lender in the manner set forth in Paragraph 1.3 or kept in full force and effect, or if the Policies or certified copies thereof are not delivered to Lender upon request in accordance with Paragraph 1.3;

            (g) if any representation or warranty of Borrower, any Guarantor (if any) or any Responsible Party (if any) made herein or in any such guaranty executed and delivered by a Guarantor (if any) (a "Guaranty"), or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note, this Instrument, any such Guaranty if Borrower or any Guarantor (if any) or Responsible Party (if any), shall prove false or misleading in any material respect or shall have omitted any substantial contingent or unliquidated liability or claim;

            (h) if Borrower, any Guarantor (if any), any Responsible Party (if any) or any general partner of Borrower (each of whom is hereinafter in this subparagraph referred to as an "Obligor") shall commence any case, proceeding or other action relating to it in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts, or for any other relief, under bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or if an Obligor shall apply for a receiver, custodian or trustee of it or for all or a substantial part of its property; or if an Obligor shall make an assignment for the benefit of creditors; or if an Obligor shall be unable to, or shall admit in writing the inability to pay its debts generally as they become due; or if an Obligor shall take any action indicating its consent to, approval of, acquiescence in, or in furtherance of, any of the foregoing; or if any case, proceeding or other action against an Obligor shall be commenced in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts, or any other relief, under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, and such condition shall continue for a period of sixty (60) days undismissed, undischarged or unbonded; or if a receiver, custodian or trustee of an Obligor or for all or a substantial part of its property shall be appointed and such condition shall continue for a period of sixty (60) days undismissed, undischarged or unbonded; or if a warrant of attachment, execution or distraint, or similar process, shall be issued against any substantial part of the property of an Obligor and such condition shall continue for a period of sixty (60) days undismissed, undischarged or unbonded;

            (i) if Borrower or any other person shall be in Default under the Note, or under any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Instrument or the loan evidenced and secured thereby or hereby;

            (j) if Borrower or any other person shall be in Default under any mortgage or deed of trust covering any part of the Premises and Improvements whether superior or inferior in lien to this Instrument, and including, without limitation, any such mortgage or deed of trust now or hereafter held by Lender;

            (k) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of Lender by the title company insuring the lien of this Instrument within a period of thirty (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Instrument and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Premises and Improvements or is only a matter of record or notice, except only for those filings permitted in Paragraph 1.3(c)(ii)(bb) in connection with the permitted repair and renovation of the Mortgaged Property;

            (l) if Borrower shall fail to maintain its business in the State of Minnessota in good standing under the applicable regulations of the agencies or governmental authorities having jurisdiction thereof, or its failure to receive and maintain whatever licenses are required, or shall be required, for the ownership, maintenance and operation of the Premises and Improvements; or

            (m) except for specific defaults set forth in this Section 2.1, if Borrower shall continue to be in default under any of the other terms, covenants or conditions of this Instrument for ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety (90) days.

     2.2. RIGHTS AND REMEDIES OF LENDER. At any time after the occurrence of a Default hereunder, Lender shall have all of the rights and remedies available under applicable law, including, by way of illustration and not of limitation, the right:

            (i)     to declare the Debt immediately due and payable;

            (ii) to commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Instrument and the security interest granted herein, or to obtain specific enforcement of the covenants of Borrower hereunder, and Borrower agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy, and that for the purposes of any action brought hereunder, Borrower waives the defenses of laches and any statute of limitations;

            (iii) to enter upon, possess, manage and operate the Mortgaged Property or any part thereof, to make, terminate, enforce or modify the Leases upon such terms and conditions as Lender deems proper, and to make repairs, alterations and improvements to the Mortgaged Property necessary in Lender's judgment to protect or enhance the security hereof;

            (iv) to enforce and realize upon, or waive, the security hereunder and any other security now or hereafter held by Lender in such order and manner as Lender may in its sole discretion determine, whether concurrently or successively and in one or several consolidated independent judicial actions or lawfully taken non-judicial proceedings, or both;

            (v) foreclose this Instrument, and in any such action qualify for the appointment of a receiver of the Mortgaged Property either before or after a foreclosure sale, without notice and without regard to the solvency or insolvency of Borrower at the time of the application for such receiver, and without regard to the then value of the Mortgaged Property, and Lender or any holder of the Note may be appointed as such receiver or as Lender in possession. The receiver or Lender in possession shall have the power to collect the Rents during the pendency of such foreclosure action, and in case of a sale and a deficiency, during the full statutory period of redemption, if any, whether there be a redemption or not, as well as during all other times, when Borrower, except for the intervention of the receiver or Lender in possession, would be entitled to collect such Rents, together with all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Mortgaged Property during the whole of said period; and

            (vi) to exercise all rights, powers and remedies, if any, described under Article IV of this Instrument.

            (vii) to enforce this Instrument in any other manner permitted under applicable law or to exercise any other remedy now or hereafter existing in equity, at law, by virtue of statute or otherwise, as provided in Minnesota.

     2.3. APPOINTMENT OF RECEIVER. The holder of this Instrument, in any action to foreclose it, shall be entitled to the appointment of a receiver. In addition, upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, the holder of this Instrument shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

     2.4. SALE OF MORTGAGED PROPERTY. In connection with any foreclosure, the Mortgaged Property, or any interest therein, may, at the discretion of Lender, at the direction of Lender, be sold in one or more parcels or in several interests or portions and in any order or manner.

     2.5. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     2.6. ACTIONS AND PROCEEDINGS. Lender shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, feels should be brought to protect Lender's interest in the Mortgaged Property.

     2.7. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Default hereunder, Lender may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to Borrower or any person in possession thereof holding under or claiming under or through Borrower, it being understood and agreed that nothing contained in this Instrument shall in any manner obligate Lender to remedy any default hereunder. If Lender shall remedy such Default or appear in, defend, or bring any action or proceeding to protect Lender's interest in the Mortgaged Property or to foreclose this Instrument or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Borrower to Lender upon demand. All such costs and expenses incurred by Lender in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by Borrower to Lender upon demand, with interest (calculated for the actual number of days elapsed on the basis of a 360-day year consisting of twelve (12) thirty (30) day months) at a rate per annum equal to 18% (the "Default Rate"), provided, however, that the Default Rate shall in no event exceed the maximum interest rate which Borrower may by law pay, for the period after notice from Lender that such costs or expenses were incurred to the date of payment to Lender. To the extent any of the aforementioned costs or expenses paid by Lender after default by Borrower shall constitute payment of (i) Taxes, charges or assessments which may be imposed by law upon the Mortgaged Property, (ii) Premiums on insurance policies covering the

Mortgaged Property, (iii) expenses incurred in preserving and protecting the lien of this Instrument, including, but not limited to, the costs and expenses of any litigation to collect the indebtedness secured by this Instrument or to prosecute, defend, protect or preserve the rights and the lien created by this Instrument, or (iv) any amount, cost or charge to which Lender becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such costs, expenses and amounts, together with interest thereon at the Default Rate, shall be added to the indebtedness secured by this Instrument and shall be secured by this Instrument.

     2.8. LATE PAYMENT CHARGE. If any installment of principal, interest or other sum payable under this Instrument is not paid within ten (10) days after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to four percent (4%) of such unpaid installment as a late payment charge in order to defray part of the increased cost of collection occasioned by any late payments, as liquidated damages and not as a penalty, since actual damages are impossible to determine at this time. This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any reasonable fees and charges of any agents or attorneys which Lender is entitled to employ on any defaults hereunder, whether authorized herein or by law.

     2.9. NON-WAIVER. The failure of Lender to insist upon strict performance of any term of this Instrument shall not be deemed to be a waiver of any term of this Instrument. No delay or omission by Lender to exercise any right, power or remedy accruing under this Instrument shall be construed to be a waiver of any default or acquiescence therein. A waiver in one or more instances to exercise any right, power or remedy accruing hereunder shall apply only to the particular instance or instances, and at the particular time or times only, and no such waiver shall be deemed a continuing waiver, but every term, covenant, provision or condition establishing such right, power or remedy shall survive and continue to remain in full force and effect. Borrower shall not be relieved of Borrower's obligation to pay the Debt at the time and in the manner provided for its payment in the Note and this Instrument by reason of:
(i) failure of Lender to comply with any request of Borrower to take any action to foreclose this Instrument or otherwise enforce any of the provisions hereof or of the Note or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between Lender and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Instrument or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of Borrower, and in the latter event, Borrower shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note and this Instrument, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Lender in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Lender may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note or this Instrument, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Instrument or the lien hereof or the priority of this Instrument, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Instrument. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Lender under this Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     2.10. ABSOLUTE AND UNCONDITIONAL OBLIGATION. Borrower acknowledges that Borrower's obligation to pay the Debt in accordance with the provisions of the Note and this Instrument is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Instrument or the obligation of Borrower thereunder to pay the Debt or the obligations of any other person relating to the Note or this Instrument or the obligations of Borrower under the Note or this Instrument or otherwise with respect to the loan secured hereby. Except as set forth below, Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any setoff, counterclaim or crossclaim (a "Borrower Claim") of any nature whatsoever with respect to the obligation of Borrower to pay the Debt in accordance with the provisions of the Note and this Instrument or the obligations of any other person relating to the Note or this Instrument or obligations of Borrower under the Note or this Instrument or otherwise with respect to the loan secured hereby in any action or proceeding (a "Lender Proceeding") brought by Lender to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Instrument or any other document or instrument securing repayment of the Debt. The forgoing sentence shall not alter or diminish the right of Borrower (i) to raise in a Lender Proceeding any compulsory defenses which, if not raised in the Lender Proceeding, would be forever barred, or
(ii) to bring any motion or file any suit against Lender with respect to a Borrower Claim in an action separate from a Lender Proceeding.

     2.11. WAIVER OF STATUTORY RIGHTS. Borrower shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Instrument, but hereby waives the benefit of such laws to the full extent that Borrower may do so under applicable law. Borrower for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshaled upon any foreclosure of the lien of this Instrument and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Borrower hereby waives for itself and all who may claim through or under it, and to the full extent Borrower may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Instrument or granted under any statute now existing or hereafter enacted.

     2.12. TRIAL BY JURY WAIVER. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM, WHETHER CONTRACT, TORT OR OTHERWISE ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THE NOTE, THIS INSTRUMENT, THE LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                            ARTICLE III - MISCELLANEOUS

     3.1. NOTICE. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, UPS, Airborne or other reputable nationally recognized overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given when received or refused (as indicated on the receipt) and addressed as follows:

     If to Borrower:
                                 Paper Warehouse, Inc.
                                 7630 Excelsior Boulevard
                                 Minneapolis, Minnesota  55426-4504
                                 Attn:  Chief Financial Officer

     With a copy to:
                                 Oppenheimer Wolff & Donnelly, LLP
                                 45 South Seventh Street, Suite 3400
                                 Minneapolis, Minnesota  55402-1609
                                 Attention:  Christopher Scotti

     If to Lender:
                                 Fortis Insurance Company
                                 501 West Michigan
                                 Milwaukee, Wisconsin  53201-3050
                                 Attn:  General Counsel; Loan No. 30381

     With a copy to:
                                 Fortis Advisers, Inc.
                                 One Chase Manhattan Plaza
                                 New York, New York  10005
                                 Attn:  Senior Vice President - Mortgages;
                                        Loan No. 30381

     With a copy to:
                                 Alston & Bird LLP
                                 One Atlantic Center
                                 1201 West Peachtree Street
                                 Atlanta, Georgia  30309-3424
                                 Attention:  Albert E. Bender, Jr.; Loan from
                                             Fortis Insurance Company to Paper
                                             Warehouse, Inc.

Each party may designate a change of address by notice given, as herein provided, to the other party, at least fifteen (15) days prior to the date such change of address is to become effective.

     3.2. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Instrument specifically and expressly provides for the giving of notice by Lender to Borrower, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

     3.3. ESTOPPEL CERTIFICATES. Borrower shall within ten (10) days after request by Lender furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note or this Instrument,
(vii) that the Note
and this Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exists against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and (provided the Mortgaged Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Mortgaged Property or this Instrument.

     3.4. CHANGES IN LAWS REGARDING TAXATION. In the event of the passage after the date of this Instrument of any law of the State in which the Mortgaged Property is located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Instrument, the Note or the Debt, Borrower shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Lender, whichever is less, provided, however, that if, in the opinion of the attorneys for Lender, Borrower is not permitted by law to pay such taxes, Lender shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Borrower of not less than thirty (30) days.

     3.5. NO CREDITS ON ACCOUNT OF THE DEBT. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Instrument or the Debt.

     3.6. DOCUMENTARY STAMPS. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Instrument, Borrower will, upon demand, pay for the same, with interest and penalties thereon, if any.

     3.7. FILING OF MORTGAGE, ETC. Borrower forthwith upon the execution and delivery of this Instrument and thereafter, from time to time, will cause this Instrument and any extension, modification, renewal or replacement hereof, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Lender in, the Mortgaged Property. Borrower will pay all title insurance fees and charges, all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Instrument, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Instrument, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Instrument.

     3.8. FURTHER ACTS, ETC. Borrower will at its cost, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby conveyed or assigned intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Instrument or for filing, registering or recording this Instrument and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

     3.9. USURY LAWS. It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Borrower under applicable law, and the note is subject to the express condition that at no time shall Borrower be obligated or required to pay, nor shall Lender be permitted to collect, interest on the principal balance of the Note at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum rate which Borrower is permitted by law to agree to pay. If any such excess amount of interest is contracted for, charged, paid, received or applied under the Loan Documents or the Note, or in the event the maturity of the indebtedness secured hereby is accelerated in whole or in part or all or part of the principal of or interest on the Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, paid, received or applied under the Loan Documents or the Note on the amount of principal actually outstanding from time to time under the Note shall exceed the maximum amount of interest permitted by applicable law, then in any such event (a) neither Borrower nor any other person liable for payment of the indebtedness secured hereby shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (b) any such excess which may have been collected shall, at Lender's option, either be applied as a credit against the then unpaid principal amount of the Note or refunded to Borrower and (c) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under applicable law, as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Loan Documents or the Note which are made for the purposes of determining whether such rate exceeds the maximum amount of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Note, all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by the Note.

     3.10. INDEMNITY. Anything in this Instrument or the other Loan Documents to the contrary notwithstanding, Borrower shall indemnify and hold Lender harmless and defend Lender at Borrower's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of Lender's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with (i) any ongoing matters arising out of the transaction contemplated hereby, the Debt, this Instrument, the Note or any Loan Documents, (ii) any amendment to, or restructuring of, the Debt and this Instrument, the Note or any of the other Loan Documents, and (iii) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Instrument or the Note or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with Borrower, any Guarantor (if any), any Responsible Party (if any) and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding. All sums expended by Lender shall be payable on demand and, until reimbursed by Borrower pursuant hereto, shall be deemed additional principal of the Debt and secured hereby and shall bear interest at the Default Rate.

     3.11. NO ORAL CHANGE. This Instrument may only be modified, amended or changed by an agreement in writing signed by Borrower and Lender, and may only be released, discharged or satisfied of record by an agreement in writing signed by Lender. No waiver of any term, covenant or provision of this Instrument shall be effective unless given in writing by Lender and if so given by Lender shall only be effective in the specific instance in which given. Borrower acknowledges that the Note, this Instrument and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of Borrower and Lender with respect to the loan secured hereby and that no oral or other agreement, understanding, representation or warranty exists with respect to the loan secured hereby other than those set forth in the Note, this Instrument and the other Loan Documents.

     3.12. ENFORCEABILITY. This instrument and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the state in which the

Mortgaged Property are located and any applicable laws of the United States of America. Whenever possible, each provision of this Instrument shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Instrument shall be unenforceable or prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such unenforceability, prohibition or invalidity, without invalidating the remaining provisions of this Instrument.

     3.13. RELATIONSHIP. The relationship of Lender to Borrower hereunder is strictly and solely that of lender and borrower and mortgagor and mortgagee and nothing contained in the Note, this Instrument or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Lender and Borrower other than as lender and borrower and mortgagee and mortgagor.

     3.14. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

     3.15. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Instrument shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Lender" shall mean Lender or any subsequent holder of the Note; the word "Note" shall mean the Note, any amendment, extension, modification, restatement or replacement thereof or any other evidence of indebtedness secured by this Instrument; the word "Guarantor" shall mean, if any exist, each person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Instrument and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; and the word "Debt" shall mean all sums secured by this Instrument. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     3.16. HEADINGS, ETC. The headings and captions of various paragraphs of this Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     3.17. DUPLICATE ORIGINALS. This Instrument may be executed in any number of duplicate originals, and each such duplicate original shall be deemed to constitute but one and the same instrument.

     3.18. SOLE DISCRETION OF LENDER. Except as may otherwise be expressly provided herein the contrary or as required by applicable law, wherever pursuant to the Note, this Instrument or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, Lender exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to consent or not consent, or to approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Lender and shall be final and conclusive.

     3.19. REASONABLENESS. If at any time Borrower believes that Lender has not acted reasonably in granting or withholding any approval or consent under the Note, this Instrument or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either Lender has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Lender to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower against Lender.

     3.20 BROKERAGE. Borrower shall pay in full all brokerage commissions due any party upon the execution and delivery hereof. Borrower covenants and agrees that no brokerage commission or other fee, commission or compensation is to be paid by Lender and Borrower agrees to indemnify Lender against any claims for any of the same.

     3.21. SALE/ASSIGNMENT. Borrower acknowledges that Lender shall have the right in its sole and absolute discretion during the term of the Loan (i) to sell and assign the Loan or participation interests in the Loan and/or
(ii) to effect a so-called securitization of the Loan, in each instance in such manner and on such terms and conditions as Lender shall deem to be appropriate. Borrower shall cooperate, and shall cause each Responsible Party (if any), indemnitor and other person or party associated or connected with the Loan or the collateral therefor to cooperate, in all respects with Lender in connection with such sale, assignment, participation and/or securitization, and shall, in connection therewith, execute and deliver such estoppels, certificates, instruments and documents as may be requested by Lender. Borrower grants to Lender, and shall cause each Responsible Party (if any), indemnitor and other person or party associated or connected with the Loan or the collateral therefor to grant to Lender, the right to distribute on a confidential basis financial and other information concerning Borrower, each such Responsible Party (if any), indemnitor and other person or party and the property encumbered by this Instrument and other pertinent information with respect to the Loan to any party who has indicated to Lender an interest in entering into such sale, assignment and/or securitization of the Loan. If Borrower shall default in the performance of its obligations as set forth in this paragraph, and if such default shall not be remedied by Borrower within ten (10) days after notice by Lender, Lender shall have the right in its discretion to declare the Debt immediately due and payable.

     3.22. WAIVER OF AUTOMATIC STAY. BORROWER HEREBY AGREES THAT, IN CONSIDERATION OF LENDER'S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IF BORROWER SHALL (i) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE; (ii) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUE;
(iii) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (iv) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (v) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BY ENTITLED AND BORROWER HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THIS NOTE AND THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWER HEREBY IRREVOCABLY WAIVES ITS RIGHT TO OBJET TO SUCH RELIEF.

                      ARTICLE IV - LOCAL LAW PROVISIONS

     4.1. INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this Article IV and any other terms of this Instrument the terms and conditions of this Article IV shall control and be binding.

     4.2    POWER OF SALE. Without limiting any rights of Lender under
Section 2.2, upon any Default:

     (a) Lender may cause any or all of the Property to be sold under the power of sale granted in this Instrument in any manner permitted by applicable law. Lender is hereby authorized and empowered to expose to sale and to sell the Mortgaged Property at public auction for cash, after having first complied with all applicable requirements of the law of the State of Minnesota with respect to the exercise of powers of sale contained in mortgages or such other sales appropriate under the circumstances, and upon any such sale, Lender shall convey title to the purchaser of the Mortgaged Property.

     (b) Lender may qualify for the appointment of a receiver of the Mortgaged Property either before or after a foreclosure sale pursuant to Minnesota Statutes Section 559.17 or otherwise, without notice and without regard to the solvency or insolvency of Borrower at the time of the application for such receiver, and without regard to the then value of the Mortgaged Property, and Lender or any holder of the Note may be appointed as such receiver or as Lender in possession, and to file in the Office of the Hennepin County Recorder, or in the case of a registered property, in the Office of the Hennepin County Registrar of Titles, a notice of the occurrence of a Default in the terms and conditions of this Instrument and by serving the notice of the occurrence of a Default upon the occupiers of the Mortgaged Property. The receiver or Lender in possession shall have the power to collect the Rents during the pendency of such foreclosure action, and in case of a sale and a deficiency, during the full statutory period of redemption, if any, whether there be a redemption or not, as well as during all other times, when Borrower, except for the intervention of the receiver or Lender in possession, would be entitled to collect such Rents, together with all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Mortgaged Property during the whole of said period; if application of the Rents is made after the occurrence of a Sheriff's sale foreclosing this Instrument and Lender is not entitled to obtain a deficiency judgment under Minnesota Statutes, Section 582.30, such Rents shall be applied to the holder of the Sheriff's Certification of Sale as a credit against the amount required to be paid to effect a redemption of the Mortgaged Property from foreclosure of this Instrument, and if Lender is entitled to obtain a deficiency judgment pursuant to Minnesota Statutes, Section 582.30, such Rents shall be applied first, to Lender for the payment of any deficiency for which Lender is entitled to seek a judgment (whether or not Lender has obtained a judgment) and second, to the holder of the Sheriff's Certificate of Sale; as a credit to the amount required to be paid to effect a redemption of the Mortgaged Property from the foreclosure of this Instrument;

     (c) If a Default shall have occurred, Lender may cause the Mortgaged Property to be sold by advertisement for cash, after having first complied with all applicable requirements of the law of the State of Minnesota with respect to the exercise of powers of sale or foreclosure by advertisement (pursuant to Minn. Stat. chs. 580 and 582, or otherwise) contained in mortgages or such other sales appropriate under the circumstances. Lender or any person conducting the sale for Lender is authorized to execute to the purchaser at said sale a deed to the Mortgaged Property so purchased. Lender may bid at said sale and purchase said Mortgaged Property, or any part hereof, if the highest bidder therefor. At the foreclosure sale the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner Lender may elect. Any and all statements of fact or other recitals made in any deed or deeds given by the Lender as to nonpayment of the Debt, or as to the occurrence of any Default, or as to Lender having declared all of such Debt to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited.
            Lender may appoint or delegate any one or more persons as agent (or as attorney-in-fact) to perform any act or acts necessary or incident to any sale held by Lender, including the posting of notices and the conduct of sale, but in the name and on behalf of Lender.

     (d) Any and all statements of fact or other recitals made in any deed or deeds given by Lender as to nonpayment of the Debt, or as to the occurrence of any Default, or as to Lender having declared all of such Debt to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited.

     IN WITNESS WHEREOF, Borrower has duly executed this Instrument under seal the day and year first above written.


                                       BORROWER:

                                       PAPER WAREHOUSE, INC., a Minnesota
                                       corporation

                                       By:      /s/ Yale T. Dolginow
                                            ----------------------------------
                                            Name:    Yale T. Dolginow
                                                  ----------------------------
                                            Title:   Chief Executive Officer
                                                   ---------------------------


                                   ACKNOWLEDGMENT

STATE OF ____________

COUNTY OF __________

     On this _____ day of _________________, 1999, before me,
_____________________________, a Notary Public of ____________ County,
________________, personally appeared ____________________, known or identified to me to be the ___________________ of PAPER WAREHOUSE, INC., a Minnesota corporation, and the officer who subscribed the corporate name to the foregoing instrument, and acknowledged to me that he executed the same in the name of such corporation.

     IN WITNESS WHEREOF, I have set my hand and affixed my official notarial stamp or seal, the day and year in this certificate first above written.


My Commission Expires:
                                           _________________________________
_______________________________            Notary Public

              [NOTARIAL SEAL]

                                  EXHIBIT A

                       (Legal Description of Premises)




Tax Map Reference Number: ___________________

                                  EXHIBIT B

                         (Permitted Title Exceptions)

Those items set forth in Schedule B, Section 2, of that certain Commitment for Title Insurance issued by Lawyers Title Insurance Corporation, Commitment No. 13659, as endorsed and marked in connection with the making of the Loan evidenced by the Note and the recording of this Instrument.

                                  EXHIBIT C

                    (UCC Financing Statement Information)

                                  SCHEDULE 1

                (DESCRIPTION OF "DEBTOR" AND "SECURED PARTY")

A.   DEBTOR:

     1. Name and Identity of Corporate Structure: Paper Warehouse, Inc., a Minnesota corporation.

     2. The principal place of business and chief executive office of Debtor is located in Hennepin County.

     3. Debtor has been using or operating under said name and identity without change for more than five (5) years or has not operated under any other name or identity.

B.   SECURED PARTY:  Fortis Insurance Company

                                  SCHEDULE 2

          (NOTICE MAILING ADDRESSES OF "DEBTOR" AND "SECURED PARTY")

A.   The mailing address of Debtor is:

                              Paper Warehouse, Inc.
                              7630 Excelsior Boulevard
                              Minneapolis, Minnesota  55426-4504
                              Attn: Chief Financial Officer

B.   The mailing address of Secured Party is:

                              Fortis Insurance Company
                              c/o Fortis Advisers, Inc.
                              One Chase Manhattan Plaza
                              New York, New York  10005
                              Attn:     Mortgage Servicing Department; Loan No.
                                        30381